Exhibit 32.02

CERTIFICATION OF CHIEF FINANCIAL OFFICER,
AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

I, Steve Priest, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(i) The accompanying Annual Report on Form 10-K for the year ended December 31, 2023 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of eBay Inc.

/s/ Steve Priest
Steve Priest
Chief Financial Officer
(Principal Financial Officer)

Date: February 28, 2024

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of this report.